AGREEMENT FOR RESTRICTED STOCK AWARD NON-EMPLOYEE DIRECTORS This Agreement for Restricted Stock Award (the "Agreement") is made between FIRST FINANCIAL BANCORP., an Ohio corporation (the "Corporation"), and /$ParticipantName$/ (the "Director") who, as of /$GrantDate$/, which is the date of this Agreement, is a non-employee director of the Corporation. WHEREAS, the Corporation established the First Financial Bancorp. 2026 Stock Plan (the "Plan"), and a Committee of the Board of Directors of the Corporation designated in the Plan (the "Committee") approved the execution of this Agreement containing the Restricted Stock Award to the Director upon the terms and conditions set forth in this Agreement. WHEREAS, a Prospectus is delivered to the Director simultaneously with this Agreement and is attached as Appendix A. NOW THEREFORE, in consideration of the mutual obligations contained herein, it is hereby agreed: 1. Award of Restricted Stock. The Corporation hereby awards to Director as of the date of this Agreement /$AwardsGranted$/ shares of Restricted Stock of the Corporation ("Restricted Stock"), without par value, in consideration of services to be rendered. 2. Restrictions on Transfer. The shares of Restricted Stock so received by the Director and any additional shares attributable thereto received by the Director as a result of any stock dividend, recapitalization, merger, reorganization or similar event are subject to the restrictions set forth herein and may not be sold, assigned, transferred, pledged or otherwise encumbered during the Restriction Period, except as permitted hereby. 3. Restriction Period. The Restriction Period as used in this Agreement shall mean the period that begins as of the date of this Agreement and ends with respect to the Restricted Stock granted under this Agreement on the earlier of (i) the date that is one(1) year following the date of this Agreement, or (ii) the date of the first annual meeting of shareholders of the Corporation following the date of this Agreement; provided, however, that in no event shall the Restriction Period end earlier than fifty (50) weeks following the date of this Agreement, except as otherwise provided below. Notwithstanding the foregoing or anything in this Agreement to the contrary, if the Committee determines that there has been a Change in Control (as such term is defined in the Plan), all Common Stock shall become fully vested and transferable on the effective date of the Change in Control. Notwithstanding the foregoing, if Director’s service on the Board of Directors of the Corporation terminates due to death or Disability, as such term is defined in the Plan and as determined by the Committee, the Restriction Period shall lapse with respect to any shares of Restricted Stock not vested as of the date termination of service on the Board of Directors occurs, and such shares of Restricted Stock shall become fully vested. Any shares vesting as a result of death or Disability shall thereafter be fully transferable. 4. Forfeiture. Except as provided in Section 3 of this Agreement with respect to a Change in Control or the Director’s death or Disability, if the Director’s service on the Board of Directors of the Corporation is terminated prior to the end of the applicable Restriction Period, all shares of Common Stock for which the Restriction Period has not ended as of the date of such termination will be forfeited automatically as of such date, and such shares will be returned to the Corporation. 5. Issuance of Stock Awards. EXHIBIT 10.2

(a) Upon award of the Restricted Stock to the Director, shares of Restricted Stock shall be evidenced by a book entry registration by the Corporation for the benefit of the Director. Each such registration will be maintained by the Corporation or its agent. Any Restricted Stock of the Corporation resulting from any stock dividend, recapitalization, merger, reorganization or similar event will also be held by the Corporation or its agent. All such Common Stock evidenced thereby will be subject to the forfeiture provisions, limitations on transferability and all other restrictions herein contained. (b) With regard to any shares of Restricted Stock that become fully vested and transferable hereunder, the Corporation will, as soon as practicable following the Common Stock becoming fully vested and transferable, transfer Common Stock for such shares free of all restrictions set forth in the Plan and this Agreement to the Director or the Director's designee, or in the event of such Director's death, to the Director's legal representative, heir or legatee. (c) By accepting shares of Restricted Stock, the Director agrees not to sell shares at a time when applicable laws or the Corporation's rules prohibit a sale. This restriction shall apply as long as the Director is an employee, consultant or director of the Corporation. The Director agrees, if requested by the Corporation, to hold such shares for investment and not with a view of resale or distribution to the public, and if requested by the Corporation, the Director must deliver to the Corporation a written statement satisfactory to the Corporation to that effect. (d) The Common Stock subject to this Award (including Common Stock that becomes vested in accordance with the terms of the Award) shall be subject to any applicable stock retention policies for the Director as those policies may be amended from time to time. 6. Shareholder's Rights. Subject to the terms of this Agreement, during the Restriction Period: (a) The Director will have, with respect to the Restricted Stock, the right to vote all shares of the Restricted Stock received under or as a result of this Agreement. (b) Any cash dividends paid with respect to the Restricted Stock will be withheld by the Corporation and shall not be paid to the Director unless and until the underlying shares become vested. At the time of vesting, the Director shall receive a cash payment equal to the aggregate amount of such withheld dividends, without interest. Any dividends attributable to shares that are forfeited shall also be forfeited. 7. Regulatory Compliance. The issuance of shares of Restricted Stock and Common Stock will be subject to full compliance with all then-applicable requirements of law and the requirements of the exchange upon which Common Stock may be traded, as set forth in the Plan. Furthermore, the Corporation shall have the right to refuse to issue or transfer any shares under this Agreement if the Corporation, acting in its absolute discretion determines that the issuance or transfer of such Common Stock might violate any applicable law or regulation. 8. Withholding Tax. The Director agrees that, in the event that the award and receipt of the Restricted Stock or the expiration of restrictions thereon results in the Director's realization of income which for federal, state or local income tax purposes is, in the opinion of counsel for the Corporation, subject to withholding of tax, the Corporation shall have the right to retain or sell without notice sufficient Common Stock to cover the amount of any such tax required to be withheld with respect to such Common Stock being issued or vested, remitting any balance to the Director. Alternatively, if the Director makes a proper Code Section 83(b) election, the Director must notify the Corporation in accordance with the requirements of Code Section 83(b) within thirty (30) days of the date of this Agreement and promptly pay the Corporation the applicable federal, state and local withholding taxes due with respect to the shares of Restricted Stock subject to the election.

9. Investment Representation. The Director represents and agrees that if he or she is awarded and receives the Restricted Stock at a time when there is not in effect under the Securities Act of 1933 a registration statement pertaining to the shares and there is not available for delivery a prospectus meeting the requirements of Section 10(A)(3) of said Act, (i) he or she will accept and receive such shares for the purpose of investment and not with a view to their resale or distribution, (ii) that upon such award and receipt, he or she will furnish to the Corporation an investment letter in form and substance satisfactory to the Corporation, (iii) prior to selling or offering for sale any such shares, he or she will furnish the Corporation with an opinion of counsel satisfactory to the Corporation to the effect that such sale may lawfully be made and will furnish the Corporation with such certificates as to factual matters as the Corporation may reasonably request, and (iv) that certificates representing such shares may be marked with an appropriate legend describing such conditions precedent to sale or transfer. 10. Federal Income Tax Election. The Director hereby acknowledges receipt of advice that, pursuant to current federal income tax laws, (i) he or she has thirty (30) days in which to elect to be taxed in the current taxable year on the fair market value of the Restricted Stock in accordance with the provisions of Internal Revenue Code Section 83(b), and (ii) if no such election is made, the taxable event will occur upon expiration of restrictions on transfer at termination of the Restriction Period and the tax will be measured by the fair market value of the Restricted Stock on the date of the taxable event. 11. Adjustments. If, after the date of this Agreement, the Common Stock of the Corporation is, as a result of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures or other change in corporate structure of the Corporation, increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, then in accordance with the provisions of the Plan and as determined by the Committee, appropriate adjustments or substitutions shall be made, including that: (a) there will be substituted for each share of Restricted Stock for which the Restriction Period has not ended granted under the Agreement the number and kind of shares of stock or other securities into which each outstanding share is changed or for which each such share is exchanged; and (b) the Corporation will make such other adjustments to the securities subject to provisions of the Plan and this Agreement as may be appropriate and equitable; provided, however, that the number of shares of Restricted Stock will always be a whole number. 12. Notices. Each notice relating to this Agreement must be in writing and delivered in person or by registered mail to the Corporation at its office, 255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202, attention of the Secretary, or at such other place as the Corporation has designated by notice. All notices to the Director or other person or persons succeeding to his or her interest will be delivered to the Director or such other person or persons at the Director's address as specified in a notice filed with the Corporation. 13. Determinations of the Corporation Final. Any dispute or disagreement which arises under, as a result of, or in any way relates to the interpretation or construction of this Agreement will be determined by the Board of Directors of the Corporation or by a committee appointed by the Board of Directors of the Corporation (or any successor corporation). The Director hereby agrees to accept any such determination as final, binding and conclusive for all purposes. 14. Successors. All rights under this Agreement are personal to the Director and are not transferable except that in the event of the Director's death, such rights are transferable to the Director's legal representatives, heirs or legatees. This Agreement will inure to the benefit of and be binding upon the Corporation and its successors and assigns.

15. Obligations of the Corporation. The liability of the Corporation under the Plan and this Agreement is limited to the obligations set forth therein. No term or provision of the Plan or this Agreement will be construed to impose any liability on the Corporation in favor of the Director with respect to any loss, cost or expense which the Director may incur in connection with or arising out of any transaction in connection therewith. 16. No Rights. Nothing in the Plan or this Agreement or any related material shall give the Director the right to continue as a director of the Corporation or adversely affect the right of the Board of Directors or shareholders of the Corporation to remove the Director in accordance with the Corporation’s Articles of Incorporation and Amended and Restated Regulations. 17. Governing Law. This Agreement will be governed by and interpreted in accordance with the laws of the State of Ohio. 18. Plan. The Plan will control if there is any conflict between the Plan and this Agreement and on any matters that are not contained in this Agreement. A copy of the Plan has been provided to the Director and is incorporated by reference and made a part of this Agreement. Capitalized terms used but not specifically defined in this Agreement will have the definitions given to them in the Plan. 19. Entire Agreement. This Agreement and the Plan supersede any other agreement, whether written or oral, that may have been made or entered into by the Corporation and/or any of its Subsidiaries and the Director relating to the shares of Restricted Stock that are granted under this Agreement. This Agreement and the Plan constitute the entire agreement by the parties with respect to such matters, and there are no agreements or commitments except as set forth herein and in the Plan. 20. Captions; Counterparts. The captions in this Agreement are for convenience only and will not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in any number of counterparts, each of which will constitute one and the same instrument. IN WITNESS WHEREOF, this Agreement for Restricted Stock Award has been executed and dated by the parties hereto as of the day and year first above written. FIRST FINANCIAL BANCORP. By: _______________________________________ Archie M. Brown Title: Chief Executive Officer /$ParticipantName$/ By clicking on the "I ACCEPT" button where this Agreement appears in Merrill Lynch Benefits Online, or "BOL," you are electronically signing this Agreement, and thus, agreeing to all of the terms and conditions of this Agreement.

[Year] Restricted Stock Award (2026 Stock Plan)

APPENDIX A This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended. PROSPECTUS